American Beacon Zebra Large Cap Equity Fund
American Beacon Zebra Small Cap Equity Fund

Supplement dated October 20, 2011
to the
Prospectus dated December 30, 2010

The information below supplements the Prospectus dated December 30, 2010, and is in addition to any other supplements.

In the “Management” section under “Sub-Advisors- Portfolio Managers” on page 3 and page 6 of the prospectus, Zhiwu Chen is deleted and the following is added:

Eric Stokes
Portfolio Manager                                                     Since 2011

In the “Fund Management” section- “The Sub-Advisor”, all references to Zhiwu Chen are deleted and Eric Stokes is added to the first sentence of the third paragraph. The following paragraph is added at the end of the section:

Eric Stokes joined Zebra Capital as Portfolio Manager in February 2011. He is responsible for overseeing the various portfolios managed by Zebra, ongoing research efforts, and product management. Prior to joining Zebra, Mr. Stokes was a Principal and Chief Investment Officer at Reed-Stokes Capital Partners from 2008 to 2011. From 2006 to 2008, Mr. Stokes was a Principal at Market Neutral Strategy, LLC.  He also served as a portfolio manager for Graham Capital Management where he managed a discretionary fund from 2005 to 2006.

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